UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

November 6, 2026

Fox Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-38776	83-1825597
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	FOXA	The Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	FOX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Fox Corporation (“FOX”) on November 6, 2026 (the “Original Filing”), on November 6, 2026 FOX completed the acquisition of Roku, Inc., a Delaware corporation (“Roku”). This Amendment No. 1 amends and supplements the Original Filing to provide the historical financial statements of Roku and the pro forma financial information required by Item 9.01 of Form 8-K that were omitted from the Original Filing as permitted by Item 9.01(a)(3). In addition, included as Exhibit 99.1 hereto are certain risk factors relating to FOX after the completion of the acquisition of Roku and risk factors relating to the historical business of Roku (the “Risk Factors”).

Item 8.01.	Other Events.

The Risk Factors are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Attached hereto and incorporated by reference herein are the following exhibits, which contain the financial statements required to be filed pursuant to Rule 3-05 of Regulation S-X:

●

99.2 Audited consolidated financial statements of Roku as of December 31, 2025 and for each of the three years in the period ended December 31, 2025, and the related notes to such audited consolidated financial statements.

●

99.3 Unaudited interim consolidated financial statements of Roku for the three and nine months ended September 30, 2026, and the related notes to such unaudited interim consolidated financial statements.

(b)	Pro Forma Financial Information

Attached hereto and incorporated by reference herein is the following exhibit, which contains the pro forma financial information of FOX required to be filed and is incorporated herein by reference:

●

99.4 Unaudited pro forma condensed combined financial information for the fiscal year ended June 30, 2026 and for the three months ended September 30, 2026, and the related notes to such unaudited pro forma condensed combined financial statements.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm of Roku.

99.1	Risk Factors relating to Roku and the acquisition of Roku.

99.2	Audited consolidated financial statements of Roku as of December 31, 2025 and December 31, 2024 and for each of the three years in the period ended December 31, 2025, and the related notes to such audited consolidated financial statements (incorporated by reference to Roku’s Current Report on Form 8-K filed with the SEC on June 18, 2026).

99.3	Unaudited interim consolidated financial statements of Roku as of and for the three and nine months ended September 30, 2026, and the related notes to such unaudited interim consolidated financial statements (incorporated by reference to Roku’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2026, filed with the SEC on November 2, 2026).

99.4	Unaudited pro forma condensed combined balance sheet as of September 30, 2026 and the unaudited pro forma condensed combined statements of operations for the fiscal year ended June 30, 2026 and for the three months ended September 30, 2026, and the related notes to such unaudited pro forma condensed combined financial information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX CORPORATION

By:	/s/ Adam G. Ciongoli
Name: Adam G. Ciongoli
Title: Chief Legal & Policy Officer

November 9, 2026